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                                                                 EXHIBIT h(4)(d)

                                 AMENDMENT NO. 3
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT


         The Master Administrative Services Agreement (the "Agreement"), dated September 11, 2000, by and between A I M Advisors, Inc., a Delaware corporation, and AIM Investment Funds, a Delaware business trust, is hereby amended as follows:

         Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT
                                       OF
                              AIM INVESTMENT FUNDS


PORTFOLIOS                                     EFFECTIVE DATE OF AGREEMENT
----------                                     ---------------------------

AIM Developing Markets Fund                         September 1, 2001
AIM Global Biotech Fund                             December 31, 2001
AIM Global Energy Fund                              September 1, 2001
AIM Global Financial Services Fund                  September 11, 2000
AIM Global Health Care Fund                         September 1, 2001
AIM Global Infrastructure Fund                      September 11, 2000
AIM Global Science and Technology Fund              September 1, 2001
AIM Strategic Income Fund                           September 1, 2001

         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:  July 1, 2002

                                           A I M ADVISORS, INC.


Attest:  /s/ P. MICHELLE GRACE             By:  /s/ ROBERT H. GRAHAM
         ---------------------------            --------------------------------
         Assistant Secretary                    Robert H. Graham
                                                President


(SEAL)


                                           AIM INVESTMENT FUNDS


Attest:  /s/ P. MICHELLE GRACE             By:  /s/ ROBERT H. GRAHAM
         ---------------------------            --------------------------------
         Assistant Secretary                    Robert H. Graham
                                                President

(SEAL)